SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                             --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 7, 2002



                              Silgan Holdings Inc.
                              --------------------
              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
--------------------------------  ------------------      --------------------
 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110






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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     (c) Exhibits

     Exhibit No.                  Description
     -----------                  -----------

     99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.2 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

     99.3 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.


     Item 9. Regulation FD Disclosure.

          On August 7, 2002, R. Philip Silver and D. Greg Horrigan, the principal executive officers, and Anthony J. Allott, the principal financial officer, of Silgan Holdings Inc. each submitted to the Securities and Exchange Commission (the "SEC") a statement under oath as required by the SEC's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a) (1) of the Securities Exchange Act of 1934 (Order No. 4-460, June 27, 2002).

          Copies of the statements are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.






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







                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SILGAN HOLDINGS INC.


                                         By: /s/ Anthony J. Allott
                                             ----------------------------------
                                             Executive Vice President and Chief
                                              Financial Officer

Date:  August 7, 2002

                                INDEX TO EXHIBITS



     Exhibit No.                       Description
     -----------                       -----------

       99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filing

       99.2 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filing

       99.3 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.















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